EXHIBIT 99.2



             COMPANY'S SUBSEQUENT TRANSFER INSTRUMENT

          Pursuant to this Company's Subsequent Transfer Instrument (the "Company's Instrument"), dated as of October 21, 1998, between NovaStar Mortgage Funding Corporation, as company (the "Company"), and the NovaStar Mortgage Funding Trust, Series 1998-2, as issuer (the "Issuer"), and pursuant to the Mortgage Loan Purchase Agreement, dated as of August 1, 1998 (the "Mortgage Loan Purchase Agreement"), among NovaStar Financial, Inc., as seller (the "Seller"), the Company, the Issuer, and First Union National Bank, as indenture trustee (the "Indenture Trustee"), the Company and the Issuer agree to the sale by the Company and the purchase by the Issuer of the subsequent Mortgage Loans listed on the attached Mortgage Loan Schedule (the "Subsequent Mortgage Loans") and the related PMI Policies, and the pledge of the Subsequent Mortgage Loans by the Issuer to the Indenture Trustee.

          Capitalized terms used and not defined herein have their respective meanings as set forth in the definitions contained in Appendix A to the Indenture, dated as of August 1, 1998 (the "Indenture"), between the Issuer and the Indenture Trustee, which definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

          Section 1.     Conveyance of Subsequent Mortgage Loans.

          (a) The Company does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, (i) all of its right, title and interest in and to the Subsequent Mortgage Loans and the related PMI Policies, all scheduled payments of principal and interest on the Subsequent Mortgage Loans due after the Subsequent Cut-off Date, and all other payments of principal and interest on the Subsequent Mortgage Loans collected after the Subsequent Cut-off Date (minus that portion of any such payment which is allocable to the period prior to the Subsequent Cut-off
Date); provided, however, that no scheduled payments of principal and interest due on or before the Subsequent Cut-off Date and collected after the Subsequent Cut-off Date shall belong to the Issuer pursuant to the terms of this Company's Instrument and
(ii) all of its right, title and interest in and to the Seller's Subsequent Transfer Instrument, dated as of October 21, 1998 (the "Seller's Instrument"), between the Seller and the Company. The Company, contemporaneously with the delivery of this Company's Instrument, has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section 2.1(b) of the Mortgage Loan Purchase Agreement with respect to such Subsequent Mortgage Loans. The transfer to the Issuer by the Company of the Subsequent Mortgage Loans identified on the attached Mortgage Loan Schedule and the related PMI Policies shall be absolute and is intended by the Company, the Issuer, the Indenture Trustee and the Bondholders to constitute and to be treated as a sale by the Company.

          The parties hereto intend that the transactions set forth herein constitute a sale by the Company to the Issuer on the Subsequent Transfer Date of all the Company's right, title and interest in and to the Subsequent Mortgage Loans and the related PMI Policies, and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Company hereby grants to the Issuer as of the Subsequent Transfer Date a security interest in all of the Company's right, title and interest in, to and under the Subsequent Mortgage Loans, and such other property, to secure all of the Company's obligations hereunder, and this Company's Instrument shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Subsequent
Mortgage Loans and the related PMI Policies for the benefit of the Bondholders and the Bond Insurer, holds the Subsequent
Mortgage Loans and the related PMI Policies as designee and agent of the Issuer. The Company agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the State of Kansas (which shall be submitted for filing as of the Subsequent Transfer
Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Company or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Company, as are necessary to perfect and protect the interests of the Issuer and its assignees in each Subsequent Mortgage Loan, the related PMI Policies and the proceeds thereof.

          (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Company's Instrument and such other items required under the Mortgage Loan Purchase Agreement shall be borne by the Company.

          Section 2.     Representations and Warranties;
Conditions Precedent.

          (a) The Company hereby affirms the representations and warranties set forth in Section 3.2 of the Mortgage Loan Purchase
Agreement that relate to the Company as of the date hereof.

          (b) The Company is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Company's Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Company prior to the date hereof;

          (c)  All terms and conditions of the Mortgage Loan
Purchase Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Company's Instrument shall control over the conflicting provisions of the Mortgage Loan Purchase Agreement.

          Section 3.     Grant from Issuer to Indenture Trustee.

          The  Issuer hereby Grants as of the Subsequent Transfer
Date to the Indenture Trustee, as trustee of the Bondholders and the Bond Insurer, to secure all of the Issuer's obligations under the Indenture, all of the Issuer's right, title and interest in and to, whether now existing or hereafter created, (a) the Subsequent Mortgage Loans and the proceeds thereof and all rights under the Related Documents (including the related Mortgage
Files); (b) all funds on deposit from time to time in the Collection Account allocable to the Subsequent Mortgage Loans, excluding any investment income from such funds; (c) all its rights under the Seller's Instrument and this Company's
Instrument; and (d) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

          Section 4.     Recordation of Instrument.

          To the extent permitted by applicable law, this Company's Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Bondholders or is necessary for the administration or servicing of the Mortgage Loans.

          Section 5.     Governing Law.

          This Company's Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

          Section 6.     Counterparts.

          This Company's Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

          Section 7.     Successors and Assigns.

          This Company's Instrument shall inure to the benefit of and be binding upon the Company and the Issuer and their respective successors and assigns. The Bond Insurer and the Indenture Trustee shall be express third party beneficiaries hereto.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Company's Instrument as of the day and year first written above.

                                   NOVASTAR MORTGAGE FUNDING
                                   CORPORATION,
                                         as Company


                                   By: /s/ David J. Lee
                                   Name:  David J. Lee
                                   Title:    Vice President


                                   NOVASTAR MORTGAGE FUNDING
                                   TRUST, SERIES 1998-2,
                                         as Issuer

                                   By:   WILMINGTON TRUST
                                         COMPANY, not in its
                                         individual capacity,
                                         but solely in its
                                         capacity as Owner
                                         Trustee


                                   By: /s/ Denise M. Geran
                                         Name: Denise M. Geran
                                         Title: Financial Services Officer

Acknowledged and Accepted:

FIRST UNION NATIONAL BANK,
     as Indenture Trustee


By: /s/ Robert Asbaugh
Name: Robert Asbaugh
Title: Vice President